Exhibit 3.5

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/21/1996
960340665 - 2686543

CERTIFICATE OF LIMITED PARTNERSHIP

OF

AMERICAN ENTERPRISES MPT HOLDINGS, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, hereby certifies as follows.

FIRST: The name of the limited partnership is American Enterprises MPT Holdings, L.P.

SECOND: The name and address of the Registered Agent is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

THIRD: The name and mailing address of the sole general partner is as follows:

Capital Yield Corp.

9211 Forest Hill Avenue, Suite 109

Richmond, Virginia 23235

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of American Enterprises MPT Holdings, L.P. as of November 20, 1996.

Capital Yield Corp.
General Partner

By:	/s/ Michael G. Ryan
Name:	Michael G. Ryan
Title:	President

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:25 AM 05/30/2003
FILED 08:30 AM 05/30/2003
SRV 030355423 – 2686543 FILE

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
AMERICAN ENTERPRISES MPT HOLDINGS, L.P.

Pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, the undersigned, the sole general partner of American Enterprises MPT Holdings, L.P. (hereinafter the “Limited Partnership”), organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, does hereby certify as follows:

FIRST:                                     The name of the limited partnership is American Enterprises MPT Holdings, L.P.

SECOND:                     The Certificate of Limited Partnership is amended by striking Article Third in its entirety and inserting the following new Article Third in its place:

“THIRD:                            The name and mailing address of the sole general partner is as follows:

CLFX Corporation

8730 Stony Point Parkway
Suite 150

Richmond, Virginia 23235”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the General Partner, has executed this Certificate of Amendment to the Certificate of Limited Partnership on this 30th day of May, 2003.

American Enterprises MPT Holdings, L.P.
By CLFX Corporation, its General Partner

By:	/s/Douglas Barnett
Douglas Barnett
Senior Vice President, Chief Financial Officer and Treasurer

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:05 AM 11/30/2004
FILED 10:44 AM 11/30/2004
SRV 040856678 – 2686543 FILE

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
AMERICAN ENTERPRISES MPT HOLDINGS, L.P.

Pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, the undersigned, the sole general partner of American Enterprises MPT Holdings, L.P. (hereinafter the “Limited Partnership”), organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, does hereby certify as follows:

FIRST:                                     The name of the limited partnership is American Enterprises MPT Holdings, L.P.

SECOND:                     The Certificate of Limited Partnership is amended by striking Article Third in its entirety and inserting the following new Article Third in its place:

“THIRD:                           The name and mailing address of the sole general partner is as follows:

Power Transmission Holding LLC
8780 Stony Point Parkway
Suite 150
Richmond, Virginia 23235”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the General Partner, has executed this Certificate of Amendment to the Certificate of Limited Partnership on this 29th day of November, 2004.

AMERICAN ENTERPRISES MPT HOLDINGS, L.P.

By Power Transmission Holding LLC,
its General Partner

By:	/s/ THOMAS M. O’BRIEN
Thomas M. O’Brien
Senior Vice President, General Counsel
and Secretary